MERRILL LYNCH
CAPITAL FUND, INC.








FUND LOGO








Annual Report

March 31, 1997





Officers and Directors
Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Kurt Schansinger, Vice President and
   Portfolio Manager
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Capital Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH CAPITAL FUND, INC.


PORTFOLIO SUMMARY


Security Diversification
As a Percentage of Net Assets
As of March 31, 1997

A pie chart illustrating the following percentages:

US Bonds                             38.8%
Non-US Bonds                          3.2%
Cash & Cash Equivalents               3.0%
US Stocks                            43.7%
Non-US Stocks                        11.3%


Security Representation
As a Percentage of Equities
As of March 31, 1997

A pie chart illustrating the following percentages:

Financial Services                   24.6%
Consumer Services                     6.3%
Utilities                             2.5%
Transportation                        1.5%
Capital Goods--Technology            13.1%
Consumer Cyclicals                    9.1%
Energy                               15.3%
Basic Industries                      8.7%
Diversified                           2.1%
Credit Cyclicals                      2.7%
Consumer Staples                      9.7%
Capital Goods                         4.4%


Geographic Diversification        Percent of
As of March 31, 1997              Net Assets*

United States                        85.3%
Argentina                             4.2
United Kingdom                        4.2
Switzerland                           1.8
Brazil                                0.9
Finland                               0.6
France                                0.5
Netherlands                           0.5
Italy                                 0.5
Japan                                 0.3
Chile                                 0.3
Singapore                             0.2
Mexico                                0.2
Hong Kong                             0.2
Thailand                              0.1
Peru                                  0.1
Czech Republic                        0.1

[FN]
*Includes investments in short-term securities.

US Common Stock Investments                      S&P
As of March 31, 1997                   Fund      500*

Average Capitalization (in billions)  $16.9     $11.5
Price/Book Value                        2.8       4.3
Price/Earnings Ratio**                 14.7      18.0
Yield Based on Current Dividend         2.1%      2.0%

[FN]
 *An unmanaged broad-based index comprised of common stocks.
**Based on 1997 earnings estimates.


Fixed-Income Investments                        Merrill Lynch
As of March 31, 1997                  Fund       DOAO Index*

Duration                            5.4 Years     5.1 Years
Average Maturity                    8.8 Years    12.8 Years
Asset Breakdown:
     Corporates                      49.6%         17.1%
     US Treasuries/Agencies          44.0%         55.0%
     Mortgage-Backed                  1.4%         27.9%
     International Governments        5.0%           --

[FN]
*An unmanaged market-weighted corporate, Government and mortgage master bond index reflecting approximately 97% of total outstanding bonds.



DEAR SHAREHOLDER


The performance of the US financial markets during the first quarter of 1997 was characterized by two very distinct periods. During the first six weeks of the quarter ended March 31, 1997, the equity market continued its extraordinary advance with a gain in excess of 10%, fueled by evidence of accelerating economic growth, continued low inflation, strong corporate profits performance and near-record equity mutual fund cash inflows. However, during the latter six weeks of the March quarter, rising interest rates, coupled with an increasing number of first-quarter corporate earnings disappointments, precipitated a sharp decline in both stock and bond prices. The equity market retraced about 8% of its early gain, while long-term interest rates exceeded 7% for the first time since September 1996. For the first quarter as a whole, the stock market, as measured by the unmanaged Standard & Poor's 500 Index (S&P 500), generated a +2.66% total return. The bond market, as measured by the unmanaged Merrill Lynch Domestic Bond Master Index, provided a 0.55% total return, the first negative quarterly return since the comparable quarter of 1996, and only the third since the second quarter of 1994. Short-term investments earned a +1.28% total return for the March quarter. Total returns for Merrill Lynch Capital Fund, Inc.'s Class A, Class B, Class C and Class D Shares for the quarter ended March 31, 1997 were +1.10%, +0.85%, +0.83% and +1.03%, respectively.

On the economic front, fourth-quarter 1996 economic growth was quite strong with gross domestic product rising at a revised 3.8% rate, driven by positive trade flows and increased construction activity, and indicators suggested continued strong growth in the first quarter of 1997 as well. Personal consumption expenditures in January and February accelerated and retail sales were solid, reflecting rising employment levels, improving personal incomes and high consumer confidence. The housing market remained quite robust, with mild weather contributing to near-record levels of existing home sales in February. On the industrial side, durable goods orders rose sharply, boosted by a reversal in the key electronics and communications equipment sectors. Industrial production posted its biggest advance in February in three months, while the Index of Leading Economic Indicators also rose. Finally, the National Association of Purchasing Managers survey reported the third consecutive month of expansion in the manufacturing sector.

This accumulating body of evidence of strong economic growth prompted the Federal Reserve Board to increase short-term interest rates on March 25, 1997. While noting that current indicators of inflation remain subdued, Federal Reserve Board Chairman Alan Greenspan expressed concern about the sustainability of this condition in the context of continued strong economic activity. The Federal Reserve Board justified its decision to increase the Federal Funds rate by 25 basis points (0.25%) to 5.5% as a preemptive measure to forestall any such acceleration in inflation. Further, several company-specific earnings disappointments in both the bellwether technology sector and among many prominent consumer products companies resulted in broadening investor concern over the anticipated rate of corporate profits growth in 1997. This combination of factors resulted in a sharp decline in US financial asset prices during the latter half of the March quarter.

Portfolio Matters
Our investment position at March 31, 1997 showed 55.0% of portfolio net assets invested in equities, 42.0% in bonds, and 3.0% in cash and cash equivalents. This compares to 52.8% in equities, 43.8% in bonds, and 3.7% in cash and cash equivalents at the end of the December 1996 quarter; and 49.2% in equities, 47.1% in bonds, and 3.7% in cash and cash equivalents at the end of the September 1996 quarter.

The modest shift in asset mix over the past six months reflects several factors. First, we began to reduce our fixed-income exposure in December when long-term interest rates declined in response to evidence of an economic slowdown, lowering real, inflation-adjusted interest rates toward more normal historical levels. Second, we further reduced our bond exposure in early March, when the growing preponderance of evidence suggested a strengthening economy and the high likelihood of further increases in interest rates. Third, our research identified several attractive new equity investment opportunities which were subsequently added to the portfolio. Finally, there existed a relative outperformance of equities to bonds over this period. With long-term interest rates having returned to the 7% level which prevailed last September, real bond yields are back at historically high levels and, we believe, represent good value. Conversely, we believe a further, significant advance in the broad equity market averages is likely to be more challenging because of the apparent slowdown in the rate of corporate profits growth, near-record high current valuations and the risk of further increases in interest rates. We will continue, as always, to take advantage of individual equity investment opportunities as they arise.

Within the equity component of the portfolio, we added seven new investments during the quarter ended March 31, 1997 and eliminated 22 holdings. We increased our holdings in 29 stocks, while reducing our ownership position in 22 companies. The recent sharp declines in the share prices of a number of companies afforded us some excellent new investment opportunities. Notable among the Fund's new positions is Computer Associates International, Inc., the world's third-largest independent computer software vendor. This company's products help systems professionals manage, monitor and optimize computer performance. The stock, at the time of our initial purchase, had declined over 20% in 1997 and over 40% from its 1996 peak in reaction to an earnings shortfall in the fourth quarter. The company enjoys high market shares, is highly profitable with a five-year average return on shareholders' equity of 38%, has no debt, generates free cash flow and is aggressively repurchasing shares in response to the recent sharp price decline. The earnings shortfall appears to be both short-term in nature and the causes resolvable, and we expect earnings growth to resume at a 20% rate later in 1997. Senior management, led by founder and CEO Charles Wang, owns significant amounts of stock, and appears appropriately motivated to create shareholder value. Finally, the stock was attractively valued, selling at 13.5 times estimated March 1998 fiscal year earnings of $3.00 per share, which is the low end of the company's historical valuation range. This combination of a strong industrial position, excellent financial characteristics, solid management and an anticipated resumption of earnings growth, coupled with a major decline in the share price, made Computer Associates an attractive addition to the portfolio.

The Black & Decker Corporation, the tool and appliance manufacturer, is another new addition to the portfolio. The company has an excellent brand name, global distribution capability and has enjoyed consistent new product success. Management targeted an aggressive margin improvement goal, which suggests a possible 15% per share earnings growth through the end of the decade. Black & Decker's CEO controls in excess of two million options, providing a strong incentive for improved performance. Selling at a modest 13 times estimated 1997 earnings per share, we believe the stock offers excellent value.

We eliminated our holding in CVS Corp., the retail pharmacy chain. The stock had performed handsomely, appreciating 35% in 1996 and a further 6% in 1997. The attractive industry and company-specific characteristics of CVS were therefore much more adequately reflected in the share price, selling in excess of 23 times estimated 1997 earnings per share, so we decided to sell the stock and redeploy the proceeds into more attractive investment opportunities.

We also sold our position in Dexter Corporation, a specialty chemical company. The stock performed quite well, up 35% in 1996 based upon expectations for declining raw material costs and improved results for the company's majority-owned Life Technologies Inc. subsidiary. However, from recent price levels the stock offered no discernible upside catalyst from either an earnings or valuation standpoint without more aggressive strategies to realize the value of Life Technologies for Dexter shareholders, which did not appear to be forthcoming.

We also eliminated our investment in the diversified insurer St. Paul Companies, Inc. during the March quarter. While the company's financial condition is sound, increasingly competitive commercial insurance markets suggested continued sluggish earnings growth for the company and sustained, below-average, returns. With the stock selling at above historical average valuation parameters, further upside potential in the stock appeared limited.

Examining the industry concentration of the Fund's equity holdings, we continue to maintain relatively low weightings relative to the S&P 500 Index in the consumer sector and the broad utility area, while energy and financial services, specifically insurance, remain relatively heavily weighted in the Fund's mix. The consumer segment of the equity market is represented by many high-quality companies, but the stocks tend to sell at high valuation levels, limiting their current investment appeal. We eliminated virtually all of our holdings in electric utility companies based upon our view that the deregulation of electric power generation will prove extremely disruptive to this industry, as it has for every other deregulated industry, until capacity is rationalized, consolidation further advanced and capital more effectively allocated. This process can take several years to unfold, during which time, we believe, the risks outweigh the potential rewards of ownership of equity securities of these companies.

We believe the insurance industry offers many attractive investment opportunities as many companies are well-advanced in the process of restructuring to concentrate on select, high return lines of business, freeing up substantial excess capital as a result. This, in turn, is being reinvested in acquisitions or share repurchases which will help build value for shareholders. In addition, many insurance companies are managed by individuals with significant stock ownership, making for a mutuality of interest in achieving this objective. Finally, this is among the more reasonably valued segments of the market.

While most of our energy stock investments benefited from the strong commodity price environment of 1996, our investment position in this sector is not based upon a top-down, commodity price forecast. Many companies offer attractive unit volume growth and substantial restructuring opportunities, while selling at reasonable prices with high current dividend yields.

Within the fixed-income component of the portfolio, the average yield to maturity of our holdings rose from 6.82% at the end of the December 1996 quarter to 7.36% at the end of the March quarter, partly a function of the overall rise in domestic interest rates and partly attributable to tactical swap trades of corporate bonds designed to enhance yield as well as improve the creditworthiness of our corporate debt investments. While average duration and quality were stable at 5.4 years and A1/A+, respectively, we widened the dispersion of bond maturities within the portfolio to take advantage of the flattening yield curve that began in the latter part of the March quarter. This helped to partially offset the effects of rising interest rates since year-end. Investment-grade corporate bonds represent the largest sector of the portfolio at 44.8% of bond assets, followed by US Treasury securities at 44.0%, foreign government/agency issues at 5.0%, high-yield corporate bonds at 4.8% and mortgage-backed securities at 1.4%. This compares to 44.0% in investment-grade corporate bonds, 45.9% in US Treasury securities, 4.7% in foreign government/agency issues, 4.3% in high-yield corporate bonds and 1.1% in mortgage-backed securities on December 31, 1996. US Treasury securities remained relatively heavily weighted in the mix based upon our view that corporate yield premiums for many borrowers provide insufficient reward for the higher risk associated with the corporate sector and, indeed, corporate yield premiums recently began to widen.

Despite the high overall level of the stock market, we continue to identify and invest in above-average companies whose stocks sell at below-average valuation levels. We define an above-average company as one which maintains a strong competitive position, earns consistently high returns on capital, is financially sound, generates cash in excess of its internal reinvestment requirements and is managed by individuals motivated to create value for shareholders. We define a below-average price as one which does not adequately or accurately reflect what we believe to be the company's underlying intrinsic value. On average, the stocks held in Merrill Lynch Capital Fund, Inc. generated comparable returns on shareholders' equity and have stronger balance sheets, while offering faster earnings growth than the average company as measured by the S&P
500. However, these stocks sell at an average price/earnings ratio of 14.7 times estimated 1997 earnings per share in comparison to 18 times for the S&P 500, at 2.7 times current book value versus
4.3 times for the S&P 500, and provide a 2.1% dividend yield compared to 1.9% for the S&P 500. We believe this formula will provide superior risk-adjusted returns over time.

Fiscal Year In Review
Total returns of Merrill Lynch Capital Fund, Inc. for the 12 months ended March 31, 1997 trailed the continued strong performance of the unmanaged S&P 500 Index. While each individual asset class within the Fund performed reasonably well, overall equity returns were greatly in excess of those available in the fixed-income market. The large representation of bonds within the portfolio consequently restrained overall results. Within the equity component of the Fund, the large representation of financial companies positively contributed to performance as the bank, insurance and diversified financial sectors of the market performed well. The energy group, in which the Fund was also sizably represented, was a strong performer over the past year, aided by a favorable commodity price environment.

While we substantially increased our investments in the broad technology area, we remain underweighted relative to the S&P 500 in this group, which was a market leader over most of the past year. In addition, the Fund was not exposed to many consumer-related companies, whose stocks outperformed the overall stock market averages. While this segment of the market is represented by many outstanding global companies, the high valuation levels these stocks command limited their appeal.

In Conclusion
We appreciate your continued interest and participation in Merrill Lynch Capital Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,

(Arthur Zeikel)
Arthur Zeikel
President







(Kurt Schansinger)
Kurt Schansinger
Vice President and Portfolio Manager


May 5, 1997


PORTFOLIO INFORMATION


                                    Percent of
Ten Largest Stock Holdings          Net Assets

Williams Companies, Inc.               2.5%
YPF S.A. (ADR)                         1.8
The Goodyear Tire & Rubber Co.         1.7
Travelers Group, Inc.                  1.5
United Technologies Corp.              1.5
Allstate Corporation                   1.5
Glaxo Wellcome PLC (ADR)               1.3
The Chase Manhattan Corp.              1.3
Nestle S.A.                            1.3
Provident Companies, Inc.              1.2

                                    Percent of
Ten Largest Industries              Net Assets*

Insurance                              9.6%
Banking                                6.3
Oil--Integrated                        4.7
Natural Gas Suppliers                  4.2
Financial Services                     4.2
Telecommunications                     3.4
Finance                                3.3
Diversified Companies                  3.1
Chemicals                              2.9
Pharmaceuticals                        2.6

[FN]
*Based on total holdings in common stocks and bonds.


Common Stock Portfolio Changes for the
Quarter Ended March 31, 1997


Additions

The Black & Decker
  Corporation
cisco Systems, Inc.
Computer Associates
  International, Inc.
Grace (W.R.) & Co.
Grand Metropolitan
  PLC (ADR)
McDonald's Corporation
Nucor Corporation


Deletions

Bangkok Bank Public
  Company Ltd.
Bumrungrad Hospital Public
  Company, Ltd. (Foreign)
CVS Corp.
Cameco Corp.
Dexter Corporation
Footstar, Inc.
GATX Corp.
Hillsdown Holding PLC
Illinova Corp.
Jefferson Smurfit Group PLC
  (ADR)
Medusa Corp.
Public Service Company of
  North Carolina
Ruam Pattana II Fund
  (Foreign)
Ruam Pattana II Fund (Local)
SouthTrust Corp.
Sphere Drake Holdings Ltd.
St. Paul Companies, Inc.
Texas Utilities Co.
Thai Military Bank Public
  Company, Ltd.
TransCanada Pipelines Ltd.
Unicom Corp.
Wellman Inc.

PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/97                        +12.62%        + 6.70%
Five Years Ended 3/31/97                  +12.79         +11.58
Ten Years Ended 3/31/97                   +11.68         +11.08

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 3/31/97                        +11.48%        + 7.48%
Five Years Ended 3/31/97                  +11.64         +11.64
Inception (10/21/88)
through 3/31/97                           +12.01         +12.01

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 3/31/97                        +11.45%        +10.45%
Inception (10/21/94)
through 3/31/97                           +16.67         +16.67

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/97                        +12.34%        + 6.44%
Inception (10/21/94)
through 3/31/97                           +17.58         +15.01

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's
Shares compared to an investment in the Standard & Poor's 500.
Beginning and ending values are:

                                        3/87           3/97

ML Capital Fund, Inc.++--
Class A Shares*                       $ 9,475        $28,610

S&P 500 Index++++                     $10,000        $35,049


                                     10/21/88**        3/97

ML Capital Fund, Inc.++--
Class B Shares*                       $10,000        $26,053

S&P 500 Index++++                     $10,000        $34,178


                                     10/21/94**        3/96

ML Capital Fund, Inc.++--
Class C Shares                        $10,000        $14,570

ML Capital Fund, Inc.++--
Class D Shares*                       $ 9,475        $14,070

S&P 500 Index++++                     $10,000        $17,252

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses including advisory fees.
  **Commencement of Operations.
  ++Merrill Lynch Capital Fund, Inc. through a fully managed investment policy utilizes equity, debt and convertible securities. ++++This unmanaged broad-based Indwx is comprised of common stocks.

    Past performance is not predictive of future performance.


PERFORMANCE DATA (concluded)


Results of a $1,000 Investment Since Inception--Class A Shares


(5.25% sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)


A mountain chart depicting the growth of an investment in the Fund's Class A Shares from $947.50 on November 8, 1973 to $16,654.11 on
March 31, 1997.


Recent Performance Results
                                                                                         12 Month     3 Month
                                                         3/31/97   12/31/96    3/31/96   % Change    % Change
ML Capital Fund, Inc. Class A Shares*                    $31.39     $31.05     $30.90    + 6.57%(1)    +1.10%
ML Capital Fund, Inc. Class B Shares*                     30.72      30.46      30.30    + 6.45(1)     +0.85
ML Capital Fund, Inc. Class C Shares*                     30.44      30.19      30.08    + 6.30(1)     +0.83
ML Capital Fund, Inc. Class D Shares*                     31.34      31.02      30.86    + 6.54(1)     +1.03
Dow Jones Industrial Average                           6,583.48   6,448.27   5,587.14    +17.83        +2.10
Standard & Poor's 500 Index**                            757.12     740.74     645.50    +17.29        +2.21
ML Capital Fund, Inc. Class A Shares--Total Return*                                      +12.62(2)     +1.10
ML Capital Fund, Inc. Class B Shares--Total Return*                                      +11.48(3)     +0.85
ML Capital Fund, Inc. Class C Shares--Total Return*                                      +11.45(4)     +0.83
ML Capital Fund, Inc. Class D Shares--Total Return*                                      +12.34(5)     +1.03
Dow Jones Industrial Average--Total Return                                               +20.43        +2.57
Standard & Poor's 500 Index--Total Return**                                              +19.81        +2.66

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
(1)Percent change includes reinvestment of $1.464 per share capital gains distributions.
(2)Percent change includes reinvestment of $1.725 per share ordinary income dividends and $1.464 per share capital gains distributions.
(3)Percent change includes reinvestment of $1.412 per share ordinary income dividends and $1.464 per share capital gains distributions.
(4)Percent change includes reinvestment of $1.437 per share ordinary income dividends and $1.464 per share capital gains distributions.
(5)Percent change includes reinvestment of $1.652 per share ordinary income dividends and $1.464 per share capital gains distributions.



SCHEDULE OF INVESTMENTS
                                                                                                           Value    Percent of
Industries                 Shares Held               Common Stocks                         Cost          (Note 1a)  Net Assets
Aerospace                    1,125,000     Lockheed Martin Corp.                     $   83,216,555   $   94,500,000    1.0%
                               650,000     Rockwell International Corporation            22,013,254       42,168,750    0.5
                                                                                     --------------   --------------  ------
                                                                                        105,229,809      136,668,750    1.5

Automobile                   1,900,000     Echlin Inc.                                   60,716,252       64,600,000    0.7
Equipment

Automotive                   1,000,000     General Motors Corp.                          47,511,108       55,375,000    0.6

Banking                      1,300,000     The Chase Manhattan Corp. (a)                 91,963,256      121,712,500    1.3
                               596,200     Union Planters Corp.                          11,935,569       24,220,625    0.3
                                                                                     --------------   --------------  ------
                                                                                        103,898,825      145,933,125    1.6

Building Materials           2,400,000     Masco Corporation                             75,254,389       85,800,000    0.9

Capital Goods                  731,500     Kennametal, Inc.                              25,706,750       26,516,875    0.3
                             1,500,000     United Dominion Industries, Ltd.              34,449,123       36,562,500    0.4
                                                                                     --------------   --------------  ------
                                                                                         60,155,873       63,079,375    0.7

Chemicals                      500,000     du Pont (E.I.) de Nemours & Co.               40,114,877       53,000,000    0.6
                             1,340,000     Engelhard Corp.                               24,234,839       28,140,000    0.3
                               700,000     Grace (W.R.) & Co.                            36,613,755       33,162,500    0.3
                             2,000,000     Imperial Chemical Industries PLC
                                           (ADR)*                                        98,975,520       91,000,000    1.0
                               500,000     Millennium Chemicals Inc.                     13,552,415        9,375,000    0.1
                                                                                     --------------   --------------  ------
                                                                                        213,491,406      214,677,500    2.3

Communications                 300,000   ++cisco Systems, Inc.                           14,198,982       14,437,500    0.2
Equipment

Computer Software            1,100,000     Computer Associates International,
                                           Inc.                                          48,167,431       42,762,500    0.5
                               450,000   ++Creative Technology, Ltd.                      5,840,746        4,106,250    0.0
                                                                                     --------------   --------------  ------
                                                                                         54,008,177       46,868,750    0.5

Consumer Electronics           400,000     Nintendo Corp. Ltd.                           28,474,285       28,675,577    0.3

Diversified                  2,100,000     Tenneco, Inc.                                 85,408,129       81,900,000    0.9
Companies                    6,000,000     Tomkins PLC                                   24,678,005       26,870,880    0.3
                             1,900,000     United Technologies Corp.                     56,635,222      142,975,000    1.5
                               600,000     Varian Associates, Inc.                       32,201,899       32,100,000    0.3
                                                                                     --------------   --------------  ------
                                                                                        198,923,255      283,845,880    3.0

Drug Stores                  2,150,000     Rite Aid Corp.                                68,282,570       90,300,000    1.0

Electrical                   1,139,100     Belden Inc.                                   35,776,659       40,580,438    0.4
Equipment                      900,000     Cooper Industries, Inc.                       35,594,061       39,037,500    0.4
                               800,000     General Electric Co.                          40,557,953       79,400,000    0.9
                               600,000     Philips Electronics N.V. (NY
                                           Registered Shares) (b)                        18,270,763       26,700,000    0.3
                                                                                     --------------   --------------  ------
                                                                                        130,199,436      185,717,938    2.0

Electronic Components        1,500,000     Avnet, Inc.                                   83,947,762       84,562,500    0.9

Financial Services           2,000,000     Federal National Mortgage Association         52,392,099       72,250,000    0.8
                             1,100,000     Transamerica Corporation                      81,108,138       98,450,000    1.0
                                                                                     --------------   --------------  ------
                                                                                        133,500,237      170,700,000    1.8

Food Distribution           15,000,000     Dairy Farm International Holdings
                                           Ltd. (Ordinary)                               16,436,481       11,325,000    0.1


SCHEDULE OF INVESTMENTS (continued)
                                                                                                           Value    Percent of
Industries                 Shares Held               Common Stocks                         Cost          (Note 1a)  Net Assets
Foods/Food                   2,000,000     Archer-Daniels-Midland Co.                $   34,105,377   $   35,750,000    0.4%
Processing                   1,559,600     Grand Metropolitan PLC (ADR)*                 47,735,069       49,712,250    0.5
                                99,000     Nestle S.A.                                  103,564,527      116,085,595    1.3
                               145,000     Thai Theparos Food Product Public
                                           Company Limited (Foreign)                        661,718          458,189    0.0
                                                                                     --------------   --------------  ------
                                                                                        186,066,691      202,006,034    2.2

Footwear                    40,000,000     Yue Yuen Industrial (Holdings
                                           Limited)                                      10,727,086       16,519,326    0.2

Forest Products              1,800,000     Weyerhaeuser Co.                              82,324,720       80,325,000    0.9

Hardware & Tools             1,650,000     The Black & Decker Corporation                54,750,192       53,006,250    0.6

Hospital                     3,200,000     Columbia/HCA Healthcare Corp.                102,856,502      107,600,000    1.2
Management                   3,600,000   ++Tenet Healthcare Corp.                        52,634,362       88,650,000    0.9
                                                                                     --------------   --------------  ------
                                                                                        155,490,864      196,250,000    2.1

Insurance                    2,300,000     Allstate Corporation                          69,292,895      136,562,500    1.5
                               800,000     American International Group, Inc.            54,533,179       93,900,000    1.0
                             1,000,000     Ayudhya Insurance Company, Ltd.
                                           (Foreign)                                      7,458,665        8,863,198    0.1
                             1,200,000     Berkley (W.R.) Corporation (e)                62,155,679       60,900,000    0.7
                             1,900,000     EXEL Ltd.                                     41,181,437       80,275,000    0.9
                             2,300,000     Fremont General Corp. (e)                     36,637,574       64,687,500    0.7
                             1,100,000     Horace Mann Educators Corp.                   34,550,993       48,537,500    0.5
                             2,000,000     Lowndes Lambert Group Holdings PLC             4,960,638        3,556,440    0.0
                             2,000,000     Penncorp Financial Group, Inc. (e)            62,850,797       64,000,000    0.7
                             2,000,000     Provident Companies, Inc.                     79,650,937      109,500,000    1.2
                             1,600,000     TIG Holdings, Inc.                            48,600,848       50,800,000    0.5
                             3,000,000     Travelers Group, Inc.                         39,986,618      143,625,000    1.5
                                                                                     --------------   --------------  ------
                                                                                        541,860,260      865,207,138    9.3

Iron & Steel                 1,600,000     Birmingham Steel Corp. (e)                    28,005,214       28,000,000    0.3
                               594,600     Cleveland-Cliffs, Inc. (e)                    19,673,194       25,121,850    0.3
                               900,000     Nucor Corporation                             45,502,522       41,175,000    0.4
                                                                                     --------------   --------------  ------
                                                                                         93,180,930       94,296,850    1.0

Leisure/Hotels               2,200,000     Carnival Corp. (Class A)                      57,830,550       81,400,000    0.9
                             3,000,000   ++Harrah's Entertainment, Inc.                  55,543,541       51,375,000    0.5
                             4,400,000     Mandarin Oriental International Ltd.           4,670,990        5,412,000    0.1
                                                                                     --------------   --------------  ------
                                                                                        118,045,081      138,187,000    1.5

Machinery &                    789,300     Cincinnati Milacron, Inc.                     19,182,130       14,799,375    0.2
Machine Tools

Metals & Basic               1,200,000     Industrias Penoles S.A.                        5,465,971        5,903,128    0.1
Materials                    1,721,275     Minsura Sociedad Limitada S.A.
                                           (T Shares)                                     5,179,884        6,753,794    0.1
                                                                                     --------------   --------------  ------
                                                                                         10,645,855       12,656,922    0.2

Natural Gas                  1,300,000     Coastal Corp.                                 46,005,120       62,400,000    0.7
Suppliers                    1,100,000     El Paso Natural Gas Co.                       44,841,788       62,287,500    0.6
                             5,200,000     Williams Companies, Inc. (e)                  92,336,036      231,400,000    2.5
                                                                                     --------------   --------------  ------
                                                                                        183,182,944      356,087,500    3.8


SCHEDULE OF INVESTMENTS (continued)
                                                                                                           Value    Percent of
Industries                 Shares Held               Common Stocks                         Cost          (Note 1a)  Net Assets
Oil--Integrated                900,000   ++Ente Nazionale Idrocarburi S.p.A.
                                           (ENI) (ADR)*                              $   42,218,082   $   45,562,500    0.5%
                               200,000     Mobil Corporation                             22,250,853       26,125,000    0.3
                             1,300,000     Phillips Petroleum Company                    44,480,705       53,137,500    0.6
                             1,000,000     TOTAL S.A. (ADR)*                             31,610,031       42,375,000    0.4
                             6,300,000     YPF S.A. (ADR)*                              120,155,257      166,950,000    1.8
                                                                                     --------------   --------------  ------
                                                                                        260,714,928      334,150,000    3.6

Oil--Service                 2,900,000     Dresser Industries, Inc.                      77,166,439       87,725,000    0.9

Paper                          790,000     Temple-Inland, Inc.                           36,163,014       41,475,000    0.4

Pharmaceuticals                176,200     Block Drug, Inc. (Class A)                     6,909,930        7,576,600    0.1
                             3,500,000     Glaxo Wellcome PLC (ADR)* (c)                 91,075,165      123,812,500    1.3
                               400,000     Merck & Co., Inc.                             19,645,017       33,700,000    0.4
                                40,000     Novartis AG (d)                               46,608,686       49,714,683    0.5
                               300,000     Pfizer, Inc.                                  17,304,400       25,237,500    0.3
                                                                                     --------------   --------------  ------
                                                                                        181,543,198      240,041,283    2.6

Railroads                    1,500,000     Kansas City Southern Industries, Inc.         65,462,741       75,000,000    0.8

Real Estate                    825,000     CarrAmerica Realty Corp.                      22,317,053       25,368,750    0.3
Investment Trusts            1,800,000     RFS Hotel Investors, Inc. (e)                 27,076,754       31,275,000    0.3
                               742,200     Walden Residential Properties, Inc.           13,173,382       17,905,575    0.2
                                                                                     --------------   --------------  ------
                                                                                         62,567,189       74,549,325    0.8

Restaurants                    500,000     McDonald's Corporation                        23,648,532       23,625,000    0.3

Retail Trade                 3,060,000     Wal-Mart Stores, Inc.                         74,771,939       85,297,500    0.9

Telecommunications           1,900,000     Frontier Corporation                          54,362,106       33,962,500    0.4
                             1,800,000     GTE Corp.                                     59,065,028       83,925,000    0.9
                             1,000,000     Nokia Corp. (ADR)*                            40,607,101       58,250,000    0.6
                               800,000     Telecomunicacoes Brasileiras
                                           S.A.--Telebras (ADR)*                         43,785,833       81,900,000    0.9
                                                                                     --------------   --------------  ------
                                                                                        197,820,068      258,037,500    2.8

Tires & Rubber               3,000,000     The Goodyear Tire & Rubber Co.               119,321,790      156,750,000    1.7

Utilities--Electric,           365,700     Pinnacle West Capital Corp.                    7,773,323       11,016,713    0.1
Gas & Water

                                           Total Common Stocks                        3,956,638,761    5,099,575,611   55.0

                           Face Amount               Corporate Bonds

Aerospace             US$   15,000,000     Lockheed Martin Corp., 6.85% due
                                           5/15/2001                                     14,987,850       14,851,950    0.2

Automobile Parts            20,000,000     Eaton Corp., 6.50% due 6/01/2025              19,929,200       18,893,400    0.2

Automotive                                 Hertz Corp.:
                            25,000,000       6.70% due 6/15/2002                         24,815,300       24,232,500    0.3
                            13,000,000       6% due 1/15/2003                            12,891,670       12,185,030    0.1
                                                                                     --------------   --------------  ------
                                                                                         37,706,970       36,417,530    0.4

SCHEDULE OF INVESTMENTS (continued)
                                                                                                           Value    Percent of
Industries                 Face Amount               Corporate Bonds                       Cost          (Note 1a)  Net Assets
Banking               US$   10,000,000     Banco Rio de la Plata, 8.75% due
                                           12/15/2003                                $   10,045,700   $    9,850,000    0.1%
                            25,000,000     Bank of Boston Corp., 6.625% due
                                           12/01/2005                                    23,519,000       23,528,500    0.2
                                           BankAmerica Corp.:
                            15,000,000       6.875% due 6/01/2003                        14,149,050       14,637,450    0.2
                            30,000,000       6.75% due 9/15/2005                         29,591,750       28,552,200    0.3
                                           Bankers Trust Company:
                            10,000,000       7.50% due 1/15/2002                          9,688,700       10,055,600    0.1
                            35,000,000       7.125% due 3/15/2006                        34,548,800       33,907,300    0.4
                                           The Chase Manhattan Corp.:
                            20,000,000       6.50% due 8/01/2005                         19,403,800       18,770,800    0.2
                            10,000,000       6.25% due 1/15/2006                          9,137,000        9,192,000    0.1
                             6,000,000     First Hawaiian, Inc., 6.25% due
                                           8/15/2000                                      5,841,600        5,819,760    0.1
                            20,000,000     First Security Corp., 7% due
                                           7/15/2005                                     19,803,850       19,205,280    0.2
                            30,000,000     First Union Corp., 6.55% due
                                           10/15/2035                                    29,953,350       28,313,700    0.3
                            22,750,000     Firstbank Puerto Rico, 7.625% due
                                           12/15/2005                                    22,140,802       22,199,223    0.2
                            10,000,000     Great Western Financial Corp.,
                                           6.375% due 7/01/2000                           9,998,800        9,791,300    0.1
                                           Household Bank:
                            10,000,000       6.87% due 5/15/2001                          9,868,800        9,885,500    0.1
                            20,000,000       6.875% due 3/17/2003                        19,886,200       19,518,000    0.2
                            10,300,000       6.50% due 7/15/2003                         10,202,253        9,816,724    0.1
                                           NationsBank Corp.:
                            40,000,000       5.60% due 2/07/2001                         40,000,000       37,946,800    0.4
                            10,000,000       6.20% due 8/15/2003                          9,670,360        9,425,300    0.1
                            25,000,000       6.50% due 8/15/2003                         22,104,200       23,986,250    0.3
                            25,500,000     PNC Funding Corp., 6.125% due
                                           9/01/2003                                     24,922,025       23,867,235    0.3
                            20,000,000     People's Bank-Bridgeport, 7.20%
                                           due 12/01/2006                                19,956,700       19,191,000    0.2
                            25,000,000     Provident Bank, 6.375% due 1/15/2004          24,296,430       23,442,000    0.2
                                           Union Planters Corp.:
                            20,000,000       6.25% due 11/01/2003                        18,756,100       18,693,800    0.2
                             7,500,000       6.75% due 11/01/2005                         7,205,925        7,075,350    0.1
                                                                                     --------------   --------------  ------
                                                                                        444,691,195      436,671,072    4.7

Beverages                   19,000,000     Coca-Cola Femsa S.A., 8.95% due
                                           11/01/2006                                    18,969,595       18,841,692    0.2

Broadcasting                20,000,000     British Sky Broadcasting Group
                                           PLC, 7.30% due 10/15/2006                     20,037,440       19,477,200    0.2

Chemicals                    8,000,000     Airgas, Inc., 7.14% due 3/08/2004              8,000,000        7,861,784    0.1
                            24,250,000     Lyondell Petrochemical Company,
                                           6.50% due 2/15/2006                           23,022,540       22,341,525    0.2
                            25,000,000     Union Carbide Corp., 6.79% due
                                           6/01/2025                                     25,000,000       23,837,750    0.3
                                                                                     --------------   --------------  ------
                                                                                         56,022,540       54,041,059    0.6

Consumer                                   Loewen Group, Inc.:
Services                    12,000,000       7.75% due 10/15/2001                        11,994,600       11,981,400    0.1
                            20,000,000       8.25% due 10/15/2003                        20,130,300       20,018,860    0.2
                                                                                     --------------   --------------  ------
                                                                                         32,124,900       32,000,260    0.3

Diversified                 10,000,000     Tenneco, Inc., 6.70% due 12/15/2005            9,808,500        9,505,370    0.1
Companies

Electronics                 16,000,000     Litton Industries, Inc., 6.98% due
                                           3/15/2006                                     16,000,000       15,463,696    0.2
                            15,000,000     Philips Electronics N.V., 7.125%
                                           due 5/15/2025                                 14,954,200       14,487,600    0.2
                                                                                     --------------   --------------  ------
                                                                                         30,954,200       29,951,296    0.4


SCHEDULE OF INVESTMENTS (continued)
                                                                                                           Value    Percent of
Industries                 Face Amount               Corporate Bonds                       Cost          (Note 1a)  Net Assets
Finance                                    Ford Motor Credit Co.:
                      US$   40,000,000       5.75% due 1/25/2001                     $   39,596,900   $   38,231,200    0.4%
                             9,000,000       5.90% due 2/23/2001                          8,704,260        8,648,460    0.1
                                           General Motors Acceptance Corp.:
                            50,000,000       6.375% due 4/04/2000                        49,887,500       49,201,900    0.5
                            55,000,000       5.625% due 2/15/2001                        54,450,000       52,309,400    0.6
                            30,000,000       6.75% due 6/10/2002                         29,520,300       29,362,500    0.3
                            15,000,000     Household Finance Corp., 7.05% due
                                           6/06/2001                                     15,013,950       14,970,600    0.2
                            20,000,000     International Lease Finance Corp.,
                                           5.62% due 2/01/2000                           19,876,200       19,353,200    0.2
                            10,000,000     Margaretten Financial Corp., 6.75%
                                           due 6/15/2000                                  9,621,060        9,882,100    0.1
                                           Sears, Roebuck Acceptance Corp.:
                            25,000,000       5.71% due 2/06/2001                         25,000,000       23,885,000    0.3
                            50,000,000       5.63% due 2/07/2001                         49,996,500       47,676,250    0.5
                            15,000,000     USL Capital Corp., 5.79% due 1/23/2001        14,995,800       14,332,500    0.1
                                                                                     --------------   --------------  ------
                                                                                        316,662,470      307,853,110    3.3

Financial                                  GATX Corp.:
Leasing                      7,000,000       6.66% due 3/15/2001                          6,997,900        6,868,400    0.1
                            12,000,000       6.27% due 12/05/2001                        11,823,270       11,512,920    0.1
                            25,000,000       6.69% due 11/30/2005                        24,984,750       23,608,250    0.3
                                           XTRA Corp.:
                            20,000,000       6.79% due 8/01/2001                         19,945,800       19,675,720    0.2
                            20,000,000       6.68% due 11/30/2001                        20,000,000       19,543,140    0.2
                                                                                     --------------   --------------  ------
                                                                                         83,751,720       81,208,430    0.9

Financial                   10,000,000     American Express Credit Corp.,
Services                                   6.125% due 11/15/2001                          9,963,300        9,607,200    0.1
                                           Finova Capital Corp.:
                            25,000,000       6.45% due 6/01/2000                         24,766,550       24,536,750    0.3
                            15,000,000       5.98% due 2/27/2001                         14,968,950       14,391,870    0.2
                            10,000,000       6.56% due 11/15/2002                        10,000,000        9,640,800    0.1
                                           McDonnell Douglas Finance Corp.:
                             5,000,000       5.48% due 2/08/1999                          4,997,600        4,865,250    0.0
                            20,000,000       6.78% due 12/19/2003                        19,993,400       19,069,000    0.2
                            20,000,000       6.965% due 9/12/2005                        20,049,200       19,371,520    0.2
                            35,000,000     Morgan Stanley Group, Inc., 5.75%
                                           due 2/15/2001                                 34,968,150       33,431,510    0.4
                                           Salomon Inc.:
                            10,000,000       6.75% due 2/15/2003                          9,804,000        9,647,810    0.1
                             5,000,000       6.875% due 12/15/2003                        4,968,500        4,818,530    0.0
                            15,000,000       7.20% due 2/01/2004                         15,088,650       14,707,950    0.2
                                           Smith Barney Shearson Holdings, Inc.:
                            10,000,000       5.875% due 2/01/2001                         9,621,300        9,608,300    0.1
                            15,000,000       6.50% due 10/15/2002                        14,690,800       14,473,800    0.2
                            30,000,000       7% due 3/15/2004                            29,927,700       29,302,830    0.3
                                                                                     --------------   --------------  ------
                                                                                        223,808,100      217,473,120    2.4

Food & Tobacco                             Nabisco Inc.:
                            20,000,000       6.70% due 6/15/2002                         19,838,770       19,394,400    0.2
                            20,000,000       6.85% due 6/15/2005                         20,000,000       19,148,200    0.2
                                                                                     --------------   --------------  ------
                                                                                         39,838,770       38,542,600    0.4


SCHEDULE OF INVESTMENTS (continued)
                                                                                                           Value    Percent of
Industries                 Face Amount               Corporate Bonds                       Cost          (Note 1a)  Net Assets
Foreign                                    Republic of Argentina:
Government            US$   50,634,000       Floating Rate Brady Bonds, Series
Obligations                                  L, 6.75% due 3/31/2005++++++            $   33,835,320   $   45,190,845    0.5%
                            97,000,000       Global Bonds, 8.375% due 12/20/2003         79,422,500       92,271,250    1.0
                            35,000,000       Global Bonds, 11% due 10/09/2006            36,846,700       35,918,750    0.4
                            10,000,000       Global Bonds, 11.375% due 1/30/2017          9,941,600       10,300,000    0.1
                                                                                     --------------   --------------  ------
                                                                                        160,046,120      183,680,845    2.0

Forest Products             20,400,000     Champion International Corp., 6.40%
                                           due 2/15/2026                                 20,238,456       19,038,157    0.2

Hardware & Tools            20,000,000     The Black & Decker Corporation,
                                           6.625% due 11/15/2000                         19,217,900       19,654,000    0.2

Hospital                    22,000,000     Tenet Healthcare Corp., 8% due
Management                                 1/15/2005                                     21,997,750       21,505,000    0.2

Industrial                   7,000,000     Cummins Engine Company, Inc., 6.75%
                                           due 2/15/2007                                  6,978,790        6,670,412    0.1
                            12,750,000     Diamond Shamrock, Inc., 7.65% due
                                           7/01/2026                                     12,741,187       13,034,325    0.1
                             7,800,000     Interface, Inc., 9.50% due 11/15/2005          7,552,000        7,761,000    0.1
                            50,000,000     Williams Holdings of Delaware, Inc.,
                                           6.25% due 2/01/2006                           49,739,500       45,885,500    0.5
                                                                                     --------------   --------------  ------
                                                                                         77,011,477       73,351,237    0.8

Insurance                   10,125,000     Integon Corp., 8% due 8/15/1999               10,208,769       10,210,759    0.1
                            20,000,000     Travelers Inc., 6.875% due 6/01/2025          20,037,200       19,429,400    0.2
                                                                                     --------------   --------------  ------
                                                                                         30,245,969       29,640,159    0.3

Machinery                   20,000,000     FMC Corp., 6.375% due 9/01/2003               18,940,800       18,825,400    0.2
                            22,500,000     Harris Corp., 6.375% due 8/15/2002            22,461,850       21,510,900    0.2
                                                                                     --------------   --------------  ------
                                                                                         41,402,650       40,336,300    0.4

Manufactured                 3,000,000     Oakwood Homes Corp., 9.125% due
Housing                                    6/01/2007                                      3,000,000        2,958,750    0.0

Natural Gas                 20,000,000     Coastal Corp., 6.70% due 2/15/2027            19,800,400       19,123,560    0.2
Suppliers                   15,000,000     ENSERCH Corporation, 7.125% due
                                           6/15/2005                                     15,095,150       14,601,000    0.2
                                                                                     --------------   --------------  ------
                                                                                         34,895,550       33,724,560    0.4

Oil--Integrated             18,375,000     Occidental Petroleum Corp., 6.24%
                                           due 11/24/2000                                18,135,306       17,822,464    0.2
                                           Oryx Energy Co.:
                             5,500,000       8% due 10/15/2003                            5,380,610        5,536,465    0.0
                            15,000,000       8.375% due 7/15/2004                        15,024,550       15,373,320    0.2
                                           Union Texas Petroleum Holdings, Inc.:
                            10,000,000       6.70% due 11/18/2002                        10,000,000        9,651,390    0.1
                            20,000,000       6.81% due 12/05/2007                        20,000,000       18,785,800    0.2
                            10,000,000     Unocal Corporation, 6.11% due 2/17/2004       10,000,000        9,280,280    0.1
                            30,000,000     YPF S.A., 8% due 2/15/2004                    26,252,500       28,800,000    0.3
                                                                                     --------------   --------------  ------
                                                                                        104,792,966      105,249,719    1.1

Oil--Related                               Tosco Corporation:
                            20,000,000       7% due 7/15/2000                            19,894,250       19,852,400    0.2
                            20,000,000       7.25% due 1/01/2007++++                     20,299,500       19,500,020    0.2
                                                                                     --------------   --------------  ------
                                                                                         40,193,750       39,352,420    0.4

SCHEDULE OF INVESTMENTS (continued)
                                                                                                           Value    Percent of
Industries                 Face Amount               Corporate Bonds                       Cost          (Note 1a)  Net Assets
Services              US$   20,000,000     ADT Operations, 8.25% due 8/01/2000       $   20,158,312   $   20,500,000    0.2%

Telecommuni-                10,000,000     Pacific Telecom, Inc., 6.625% due
cations                                    10/20/2005                                    10,000,000        9,434,070    0.1
                            23,200,000     PanAmSat L.P., 9.42%*** due 8/01/2003         21,968,973       21,808,000    0.2
                            25,000,000     Worldcom Inc., 7.55% due 4/01/2004            24,958,500       24,843,750    0.3
                                                                                     --------------   --------------  ------
                                                                                         56,927,473       56,085,820    0.6

Tires & Rubber              40,000,000     The Goodyear Tire & Rubber Co.,
                                           6.625% due 12/01/2006                         39,840,000       37,460,000    0.4

Transportation              10,000,000     General American Transportation
                                           Corp., 6.44% due 11/13/2001                   10,000,000        9,667,600    0.1
                            15,000,000     Transportacion Maritima Mexicana,
                                           S.A. de C.V., 10% due 11/15/2006              15,130,250       14,325,000    0.2
                                                                                     --------------   --------------  ------
                                                                                         25,130,250       23,992,600    0.3

Travel & Lodging                           Royal Caribbean Cruises Ltd.:
                            10,000,000       7.125% due 9/18/2002                         9,900,050        9,877,500    0.1
                            10,000,000       7.25% due 8/15/2006                          9,854,415        9,662,700    0.1
                                                                                     --------------   --------------  ------
                                                                                         19,754,465       19,540,200    0.2

Utilities--Electric,        25,000,000     Empresa Nacional de Electricidad
Gas & Water                                S.A. (Endesa), 7.325% due 2/01/2037           25,000,000       24,295,575    0.3
                            30,000,000     Enron Corp., 6.75% due 7/01/2005              28,878,400       28,680,900    0.3
                             5,000,000     Long Island Lighting Co., 7.625%
                                           due 4/15/1998                                  4,986,210        5,056,800    0.1
                            20,000,000     PECO Energy Co., 5.625% due 11/01/2001        18,908,800       18,873,000    0.2
                             5,000,000     United Illuminating Co., 6.20% due
                                           1/15/1999                                      4,693,050        4,952,450    0.0
                                                                                     --------------   --------------  ------
                                                                                         82,466,460       81,858,725    0.9

                                           Total Corporate Bonds                      2,146,612,998    2,123,656,581   22.9

                                             Collateralized Mortgage Obligations

                                           Federal Home Loan Mortgage Corp.:
                             9,241,900       6.50% due 5/15/2008                          8,831,790        8,612,600    0.1
                             5,000,000       7% due 8/15/2008                             4,762,500        4,762,500    0.1
                            13,000,000       6% due 2/15/2011                            12,020,937       11,598,438    0.1
                                           Federal National Mortgage
                                           Association:
                            13,400,000       7% due 7/25/2006                            13,236,687       13,035,654    0.2
                            12,000,000       6.50% due 1/25/2008                         11,608,125       11,373,720    0.1
                             5,010,000       6.50% due 4/25/2008                          4,653,037        4,645,992    0.0

                                           Total Collateralized Mortgage
                                           Obligations                                   55,113,076       54,028,904    0.6

                                             US Government Obligations

                                           US Treasury Notes:
                           525,000,000       5.75% due 8/15/2003                        509,755,000      495,552,750    5.3
                           420,000,000       5.875% due 2/15/2004                       417,427,344      397,294,800    4.3
                           760,000,000       5.875% due 11/15/2005                      746,852,419      707,871,600    7.6
                           135,000,000       6.25% due 8/15/2023                        121,434,766      119,622,150    1.3

                                           Total US Government Obligations            1,795,469,529    1,720,341,300   18.5


SCHEDULE OF INVESTMENTS (concluded)
                                                                                                           Value    Percent of
Industries                 Face Amount               Short-Term Investments                Cost          (Note 1a)  Net Assets
Commercial            US$   43,919,000     Clipper Receivables Corp., 5.54%
Paper**                                    due 4/21/1997                             $   43,783,827   $   43,783,827    0.5%
                            12,000,000     GTE Corporation, 5.56% due 4/14/1997          11,975,907       11,975,907    0.1
                            84,615,000     General Motors Acceptance Corp.,
                                           6.75% due 4/01/1997                           84,615,000       84,615,000    0.9
                            40,982,000     International Securitization Corp.,
                                           5.40% due 4/14/1997                           40,902,085       40,902,085    0.5
                            21,000,000     Transamerica Finance Corp., 5.55%
                                           due 4/07/1997                                 20,980,575       20,980,575    0.2
                                                                                     --------------   --------------  ------
                                                                                        202,257,394      202,257,394    2.2

Commercial            Czk  300,000,000     International Bank for Reconstruction
Paper--                                    & Development, 11.50% due 10/09/1997          11,157,441       10,289,800    0.1
Foreign**

US Government         US$   50,000,000     Federal Home Loan Mortgage Corp.,
& Agency                                   5.39% due 4/18/1997                           49,872,736       49,872,736    0.5
Obligations**

                                           Total Short-Term Investments                 263,287,571      262,419,930    2.8

Total Investments                                                                    $8,217,121,935    9,260,022,326   99.8
                                                                                     ==============
Other Assets Less Liabilities                                                                             21,181,492    0.2
                                                                                                      --------------  ------
Net Assets                                                                                            $9,281,203,818  100.0%
                                                                                                      ==============  ======

     *American Depositary Receipt (ADR).
    **Commercial Paper, Commercial Paper--Foreign and certain US
      Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
   ***Represents a step-up bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
    ++Non-income producing security.
  ++++The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
++++++Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
   (a)Formerly Chemical Banking Corp.
   (b)Shares of Philips Electronics N.V. (ADR) were converted into shares of Philips Electronics N.V. (NY Registered Shares).
   (c)Formerly Glaxo Holdings PLC (ADR).
   (d)Formerly Sandoz AG.
   (e)Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                      Net Share         Net         Dividend
Industry        Affiliate             Activity          Cost         Income

Insurance     Berkley (W.R.)
                Corporation           1,200,000     $62,155,679   $  289,226
Insurance     Fremont General
                Corp.                   142,000       6,697,088    1,440,255
Insurance     Penncorp Financial
                Group, Inc.           1,800,000      56,478,296      260,400
Iron & Steel  Birmingham Steel
                Corp.                 1,108,000      17,678,280      498,180
Iron & Steel  Cleveland-Cliffs, Inc.   (259,400)     (9,246,929)   1,027,650
Natural Gas   Williams
  Suppliers     Companies, Inc.       1,440,000      (8,811,012)   5,311,000
Real Estate   RFS Hotel
  Investment    Investors, Inc.          46,000         605,705    2,571,260
  Trusts

See Notes to Financial Statements.



FINANCIAL INFORMATION


Statement of Assets and Liabilities as of March 31, 1997
Assets:             Investments, at value (identified cost--$8,217,121,935)
                    (Note 1a)                                                                             $9,260,022,326
                    Foreign cash (Note 1c)                                                                       102,850
                    Receivables:
                      Interest                                                           $   64,355,674
                      Securities sold                                                        28,616,621
                      Capital shares sold                                                    16,755,706
                      Dividends                                                              13,146,885      122,874,886
                                                                                         --------------
                    Prepaid registration fees and other assets (Note 1f)                                          89,854
                                                                                                          --------------
                    Total assets                                                                           9,383,089,916
                                                                                                          --------------

Liabilities:        Payables:
                      Capital shares redeemed                                                52,074,008
                      Securities purchased                                                   37,903,976
                      Distributor (Note 2)                                                    4,796,896
                      Investment adviser (Note 2)                                             3,279,289       98,054,169
                                                                                         --------------
                    Accrued expenses and other liabilities                                                     3,831,929
                                                                                                          --------------
                    Total liabilities                                                                        101,886,098
                                                                                                          --------------

Net Assets:         Net assets                                                                            $9,281,203,818
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $0.10 par value, 400,000,000
Consist of:         shares authorized                                                                     $   10,484,053
                    Class B Shares of Common Stock, $0.10 par value, 400,000,000
                    shares authorized                                                                         16,200,528
                    Class C Shares of Common Stock, $0.10 par value, 200,000,000
                    shares authorized                                                                          1,059,087
                    Class D Shares of Common Stock, $0.10 par value, 200,000,000
                    shares authorized                                                                          2,201,859
                    Paid-in capital in excess of par                                                       7,854,537,739
                    Undistributed investment income--net                                                      73,174,307
                    Undistributed realized capital gains on investments and
                    foreign currency transactions--net                                                       280,717,740
                    Unrealized appreciation on investments and foreign
                    currency transactions--net                                                             1,042,828,505
                                                                                                          --------------
                    Net assets                                                                            $9,281,203,818
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $3,291,219,375 and
                             104,840,527 shares outstanding                                               $        31.39
                                                                                                          ==============
                    Class B--Based on net assets of $4,977,430,637 and
                             162,005,280 shares outstanding                                               $        30.72
                                                                                                          ==============
                    Class C--Based on net assets of $322,437,598 and
                             10,590,867 shares outstanding                                                $        30.44
                                                                                                          ==============
                    Class D--Based on net assets of $690,116,208 and
                             22,018,591 shares outstanding                                                $        31.34
                                                                                                          ==============
                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended March 31, 1997
Investment          Interest and discount earned                                                          $  305,335,388
Income              Dividends (net of $3,200,996 foreign withholding tax)                                    118,405,274
(Notes 1d & 1e):    Other                                                                                        246,545
                                                                                                          --------------
                    Total income                                                                             423,987,207
                                                                                                          --------------

Expenses:           Account maintenance and distribution fees--Class B (Note 2)          $   51,006,246
                    Investment advisory fees (Note 2)                                        37,585,806
                    Transfer agent fees--Class B (Note 2)                                     7,549,478
                    Transfer agent fees--Class A (Note 2)                                     4,213,126
                    Account maintenance and distribution fees--Class C (Note 2)               3,085,780
                    Account maintenance fees--Class D (Note 2)                                1,545,620
                    Transfer agent fees--Class D (Note 2)                                       792,666
                    Custodian fees                                                              781,110
                    Printing and shareholder reports                                            618,405
                    Transfer agent fees--Class C (Note 2)                                       489,379
                    Registration fees (Note 1f)                                                 487,319
                    Professional fees                                                           106,956
                    Directors' fees and expenses                                                 41,192
                    Pricing fees                                                                 13,342
                    Other                                                                        89,520
                                                                                         --------------
                    Total expenses                                                                           108,405,945
                                                                                                          --------------
                    Investment income--net                                                                   315,581,262
                                                                                                          --------------

Realized &          Realized gain from:
Unrealized Gain       Investments--net                                                      526,239,016
(Loss) on             Foreign currency transactions--net                                        509,088      526,748,104
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                      208,721,438
(Notes 1b, 1c,        Foreign currency transactions--net                                        (65,632)     208,655,806
1e & 3):                                                                                 --------------   --------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                    735,403,910
                                                                                                          --------------
                    Net Increase in Net Assets Resulting from Operations                                  $1,050,985,172
                                                                                                          ==============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                            For the Year Ended March 31,
Increase (Decrease) in Net Assets:                                                             1997             1996
Operations:         Investment income--net                                               $  315,581,262   $  271,962,871
                    Realized gain on investments and foreign currency transactions
                    --net                                                                   526,748,104      843,050,533
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                  208,655,806      481,215,982
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                  1,050,985,172    1,596,229,386
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                              (129,132,730)    (107,615,888)
Shareholders          Class B                                                              (153,592,754)    (124,808,348)
(Note 1g):            Class C                                                                (9,633,153)      (4,109,418)
                      Class D                                                               (22,687,022)     (12,210,426)
                    Realized gain on investments--net:
                      Class A                                                              (200,341,016)    (215,994,688)
                      Class B                                                              (318,637,995)    (336,099,182)
                      Class C                                                               (19,360,951)     (11,431,655)
                      Class D                                                               (37,329,858)     (27,764,995)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                          (890,715,479)    (840,034,600)
                                                                                         --------------   --------------

Capital Share       Net increase in net assets derived from capital shares
Transactions        transactions                                                             88,941,831    1,885,677,575
(Note 4):                                                                                --------------   --------------

Net Assets:         Total increase in net assets                                            249,211,524    2,641,872,361
                    Beginning of year                                                     9,031,992,294    6,390,119,933
                                                                                         --------------   --------------
                    End of year*                                                         $9,281,203,818   $9,031,992,294
                                                                                         ==============   ==============

                   *Undistributed investment income--net (Note 1h)                       $   73,174,307   $   71,862,639
                                                                                         ==============   ==============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights
The following per share data and ratios have been derived                                Class A
from information provided in the financial statements.
                                                                                For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                         1997++++      1996        1995         1994        1993
Per Share           Net asset value, beginning of year       $    30.90  $    27.74  $    27.46  $    27.89   $    26.90
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                         1.25        1.21        1.01         .97          .87
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                              2.43        5.41        1.77         .50         1.99
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               3.68        6.62        2.78        1.47         2.86
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                      (1.25)      (1.16)       (.94)       (.95)        (.87)
                      Realized gain on investments--net           (1.94)      (2.30)      (1.56)       (.95)       (1.00)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (3.19)      (3.46)      (2.50)      (1.90)       (1.87)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset  value, end of year            $    31.39  $    30.90  $    27.74  $    27.46   $    27.89
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           12.62%      24.50%      10.95%       5.39%       11.33%
Return:*                                                     ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                       .55%        .56%        .57%        .53%         .55%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        3.99%       4.09%       3.81%       3.52%        3.56%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                           $3,291,219  $3,225,758  $2,507,767  $2,237,492   $2,056,023
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                              47%         84%         89%         86%          55%
                                                             ==========  ==========  ==========  ==========   ==========
                    Average commission rate paid++           $    .0432  $    .0382          --          --           --
                                                             ==========  ==========  ==========  ==========   ==========

                   *Total investment returns exclude the effect of sales loads.
                  ++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                ++++Based on average shares outstanding during the year.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios have been derived                                Class B
from information provided in the financial statements.
                                                                                For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                         1997++++      1996        1995         1994        1993
Per Share           Net asset value, beginning of year       $    30.30  $    27.28  $    27.04  $    27.49   $    26.58
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .91         .90         .74         .70          .65
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                              2.39        5.29        1.72         .48         1.89
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               3.30        6.19        2.46        1.18         2.54
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       (.94)       (.87)       (.66)       (.68)        (.63)
                      Realized gain on investments--net           (1.94)      (2.30)      (1.56)       (.95)       (1.00)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (2.88)      (3.17)      (2.22)      (1.63)       (1.63)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset  value, end of year            $    30.72  $    30.30  $    27.28  $    27.04   $    27.49
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           11.48%      23.22%       9.81%       4.36%       10.16%
Return:*                                                     ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      1.57%       1.58%       1.59%       1.55%        1.56%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        2.97%       3.07%       2.79%       2.50%        2.53%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                           $4,977,431  $5,025,504  $3,664,250  $3,079,332   $2,694,774
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                              47%         84%         89%         86%          55%
                                                             ==========  ==========  ==========  ==========   ==========
                    Average commission rate paid++           $    .0432  $    .0382          --          --           --
                                                             ==========  ==========  ==========  ==========   ==========

                   *Total investment returns exclude the effect of sales loads.
                  ++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                ++++Based on average shares outstanding during the year.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                   Class C                            Class D

                                                                            For the                              For the
The following per share data and ratios have                                 Period                               Period
been derived from information provided in the             For the           Oct. 21,           For the           Oct. 21,
financial statements.                                   Year Ended        1994++++ to        Year Ended        1994++++ to
                                                          March 31,         March 31,         March 31,          March 31,
Increase (Decrease) in Net Asset Value:           1997++++++      1996        1995     1997++++++      1996        1995
Per Share           Net asset value, beginning
Operating           of period                     $  30.08     $   27.17   $  26.81    $  30.86    $  27.72     $  27.27
Performance:                                      --------     --------    --------    --------    --------     --------
                    Investment income--net             .90          .92         .49        1.17        1.16          .48
                    Realized and unrealized
                    gain on investments and
                    foreign currency
                    transactions--net                 2.36         5.24        1.03        2.43        5.38         1.15
                                                  --------     --------    --------    --------    --------     --------
                    Total from investment
                    operations                        3.26         6.16        1.52        3.60        6.54         1.63
                                                  --------     --------    --------    --------    --------     --------
                    Less dividends and
                    distributions:
                      Investment income--net          (.96)        (.95)       (.43)      (1.18)      (1.10)        (.45)
                      Realized gain on
                      investments--net               (1.94)       (2.30)       (.73)      (1.94)      (2.30)        (.73)
                                                  --------     --------    --------    --------    --------     --------
                    Total dividends and
                    distributions                    (2.90)       (3.25)      (1.16)      (3.12)      (3.40)       (1.18)
                                                  --------     --------    --------    --------    --------     --------
                    Net asset  value, end of
                    period                        $  30.44     $  30.08    $  27.17    $  31.34    $  30.86     $  27.72
                                                  ========     ========    ========    ========    ========     ========

Total Investment    Based on net asset value
Return:**           per share                       11.45%       23.25%       6.07%+++   12.34%      24.21%        6.42%+++
                                                  ========     ========    ========    ========    ========     ========

Ratios to Average   Expenses                         1.58%        1.59%       1.64%*       .80%        .81%         .87%*
Net Assets:                                       ========     ========    ========    ========    ========     ========
                    Investment income--net           2.96%        3.08%       3.22%*      3.75%       3.84%        3.94%*
                                                  ========     ========    ========    ========    ========     ========

Supplemental        Net assets, end of period
Data:               (in thousands)                $322,438     $259,131    $ 46,902    $690,116    $521,599     $171,201
                                                  ========     ========    ========    ========    ========     ========
                    Portfolio turnover                 47%          84%         89%         47%         84%          89%
                                                  ========     ========    ========    ========    ========     ========
                    Average commission rate
                    paid++                        $  .0432     $  .0382          --    $  .0432    $  .0382           --
                                                  ========     ========    ========    ========    ========     ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                 +++Aggregate total investment return.
                  ++For the fiscal years beginning on or after September 1,
                    1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                ++++Commencement of Operations.
              ++++++Based on average shares outstanding during the period.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.


NOTES TO FINANCIAL STATEMENTS (continued)


(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $776,065 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.50% of the Fund's average daily net assets not exceeding $250 million; 0.45% of average daily net assets in excess of $250 million but not exceeding $300 million; 0.425% of average daily net assets in excess of $300 million but not exceeding $400 million; and 0.40% of average daily net assets in excess of $400 million.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                         Account       Distribution
                                      Maintenance Fee       Fee

Class B                                    0.25%           0.75%
Class C                                    0.25%           0.75%
Class D                                    0.25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended March 31, 1997, MLFD earned underwriting discounts and commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                       MLFD         MLPF&S

Class A                             $ 41,749      $  579,434
Class D                             $144,815      $1,963,772

For the year ended March 31, 1997, MLPF&S received contingent deferred sales charges of $6,950,823 and $202,197 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $456,609 in commissions on the execution of portfolio security transactions for the year ended
March 31, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the year ended March 31, 1997, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, received $7,139 for security price quotations to compute the net asset value of the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended March 31, 1997 were $4,235,082,311 and $4,613,872,337, respectively.

Net realized and unrealized gains (losses) as of March 31, 1997 were as follows:


                                    Realized      Unrealized
                                      Gains     Gains (Losses)

Long-term investments           $526,109,522  $1,043,768,032
Short-term investments                 7,326        (867,641)
Paydowns                             122,168              --
Foreign currency
transactions                         509,088         (71,886)
                                ------------  --------------
Total                           $526,748,104  $1,042,828,505
                                ============  ==============

As of March 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $1,040,426,260 of which $1,246,338,886 related to appreciated securities and $205,912,626 related to depreciated securities. At March 31, 1997, the aggregate cost of investments for Federal income tax purposes was $8,219,596,066.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $88,941,831 and $1,885,677,575 for the years ended March 31,
1997 and March 31, 1996, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Year Ended                                          Dollar
March 31, 1997                        Shares        Amount

Shares sold                       17,867,783    $553,401,282
Shares issued to share-
holders in reinvestment of
dividends and
distributions                      9,986,061     300,989,719
                                ------------    ------------
Total issued                      27,853,844     854,391,001
Shares redeemed                  (27,414,603)   (850,370,114)
                                ------------    ------------
Net increase                         439,241    $  4,020,887
                                ============    ============


Class A Shares for the
Year Ended                                          Dollar
March 31, 1996                        Shares        Amount

Shares sold                       19,027,848    $584,244,547
Shares issued to shareholders
in reinvestment of dividends
and distributions                  9,847,092     289,450,802
                                ------------    ------------
Total issued                      28,874,940     873,695,349
Shares redeemed                  (14,880,078)   (451,792,754)
                                ------------    ------------
Net increase                      13,994,862    $421,902,595
                                ============    ============


Class B Shares for the
Year Ended                                          Dollar
March 31, 1996                        Shares        Amount

Shares sold                       27,179,336   $ 802,909,943
Shares issued to shareholders
in reinvestment of dividends
and distributions                 14,204,232     420,101,200
                              --------------   --------------
Total issued                      41,383,568   1,223,011,143
Shares redeemed                  (44,055,095) (1,317,756,891)
Automatic conversion of
shares                            (1,163,610)    (35,786,707)
                              --------------   --------------
Net decrease                      (3,835,137)  $ (130,532,455)
                              ==============   ==============

Class B Shares for the
Year Ended                                          Dollar
March 31, 1996                        Shares        Amount

Shares sold                       45,146,025  $1,369,296,478
Shares issued to shareholders
in reinvestment of dividends
and distributions                 13,896,514     386,369,306
                               -------------  --------------
Total issued                      59,042,539   1,755,665,784
Shares redeemed                  (25,082,439)   (748,567,202)
Automatic conversion of
shares                            (2,447,861)    (71,651,206)
                               -------------  --------------
Net increase                      31,512,239  $  935,447,376
                               ============== ==============


Class C Shares for the
Year Ended                                          Dollar
March 31, 1996                        Shares        Amount

Shares sold                        4,367,744  $  131,117,286
Shares issued to shareholders
in reinvestment of dividends
and distributions                    889,233      26,090,088
                               -------------  --------------
Total issued                       5,256,977     157,207,374
Shares redeemed                   (3,280,962)    (98,987,162)
                               -------------  --------------
Net increase                       1,976,015  $   58,220,212
                               =============  ==============


NOTES TO FINANCIAL STATEMENTS (concluded)


Class C Shares for the Year                         Dollar
Ended March 31, 1996                  Shares        Amount

Shares sold                        7,451,321  $  221,649,300
Shares issued to shareholders
in reinvestment of dividends
and distributions                    474,830      13,924,668
                               -------------  --------------
Total issued                       7,926,151     235,573,968
Shares redeemed                   (1,037,499)    (31,045,232)
                               -------------  --------------
Net increase                       6,888,652  $  204,528,736
                               =============  ==============

Class D Shares for the Year                         Dollar
Ended March 31, 1997                  Shares        Amount

Shares sold                        7,903,395    $244,928,191
Automatic conversion of
shares                             1,141,681      35,786,707
Shares issued to shareholders
in reinvestment of dividends
and distributions                  1,738,833      52,347,617
                                ------------    ------------
Total issued                      10,783,909     333,062,515
Shares redeemed                   (5,669,032)   (175,829,328)
                                ------------    ------------
Net increase                       5,114,877    $157,233,187
                                ============    ============


Class D Shares for the Year                         Dollar
Ended March 31, 1996                  Shares        Amount

Shares sold                       10,198,663    $303,203,877
Automatic conversion of
shares                             2,406,945      71,651,206
Shares issued to shareholders
in reinvestment of dividends
and distributions                  1,173,178      35,170,384
                                ------------    ------------
Total issued                      13,778,786     410,025,467
Shares redeemed                   (3,050,741)    (86,226,599)
                                ------------    ------------
Net increase                      10,728,045    $323,798,868
                                ============    ============

5. Loaned Securities:
At March 31, 1997, the Fund held US Treasury Notes having an aggregate value of approximately $188,691,000 as collateral for portfolio securities loaned having a market value of approximately $187,125,000.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Capital Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Capital Fund, Inc. as of March 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Capital Fund, Inc. as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
May 9, 1997
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Capital Fund, Inc. during its fiscal year ended March 31, 1997:
 Record            Payable  Qualifying Domestic   Interest from    Domestic Non-Qualifying       Total         Long-Term
  Date              Date      Ordinary Income  Federal Obligations     Ordinary Income      Ordinary Income  Capital Gains

Class A Shares:
7/01/96            7/10/96       $.158406            $.179563             $.739154             $1.077123        $.675088
12/10/96          12/18/96       $.141324            $.162325             $.344057              $.647706        $.789394

Class B Shares:

7/01/96            7/10/96       $.136125            $.154306             $.635185              $.925616        $.675088
12/10/96          12/18/96       $.106190            $.121971             $.258523              $.486684        $.789394

Class C Shares:

7/01/96            7/10/96       $.139212            $.157805             $.649588              $.946605        $.675088
12/10/96          12/18/96       $.107028            $.122933             $.260562              $.490523        $.789394

Class D Shares:

7/01/96            7/10/96       $.153450            $.173945             $.716027             $1.043422        $.675088
12/10/96          12/18/96       $.132698            $.152418             $.323057             $ .608173        $.789394


The qualifying domestic ordinary income qualifies for the dividends-received deduction for corporations.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received are exempt from state income tax.

Listed at right are the percentages of total assets of the Fund invested in Federal obligations for each quarter ended during the fiscal year.

Please retain this information for your records.


                               Percentage of
For the Quarter Ended       Federal Obligations*

June 30, 1996                             20.74%
September 30, 1996                        20.73%
December 31, 1996                         19.89%
March 31, 1997                            18.17%

*For purposes of this calculation, Federal Obligations include US
 Treasury Notes, US Treasury Bills and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks and the Student Loan Marketing Association. Repurchase Agreements are not included in this calculation.